UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): October 15, 2020
GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1500 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328
(Address of principal executive offices)
(Zip Code)
(770) 240-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	GPK	New York Stock Exchange
Securities registered pursuant to section 12(g) of the Act:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 15, 2020, Graphic Packaging International, LLC, a Delaware limited liability company and the primary operating subsidiary of Graphic Packaging Holding Company (“GPI”) entered into an Incremental Facility Amendment (the “Incremental Amendment”) by and among GPI, as Borrower, Graphic Packaging International Partners, LLC, a Delaware limited liability company and Field Container Queretaro (USA), L.L.C., as Guarantors, Bank of America, N.A., as Administrative Agent (the “Agent”) and CoBank, ACB, as Incremental Term A-2 Lead Arranger and Incremental Term A-2 Lender (in such capacity, the “Incremental Lender”), which amends the Third Amended and Restated Credit Agreement dated as of January 2, 2018 (the “Amended and Restated Credit Agreement”) by and among GPI and certain subsidiaries thereof as Borrowers, the lenders and agents named therein, and the Agent.

The Incremental Amendment provides for a senior secured Farm Credit System incremental term loan facility (the “Incremental Facility”) in an aggregate principal amount of up to $425 million, which is to be drawn on or before January 15, 2021. The maturity date of the Incremental Facility is January 15, 2028, and any borrowings under the Incremental Facility shall bear interest at a fixed rate equal to 2.67% per annum. The Incremental Facility is governed by substantially similar covenants as are set forth in the Amended and Restated Credit Agreement, and the Incremental Facility is secured by a first priority lien and security interest in substantially all of the assets of GPI.

The foregoing description of the Incremental Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Incremental Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 20, 2020, Graphic Packaging Holding Company issued a press release reporting its third quarter 2020 results. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibit 99.1 of this Form 8-K are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 above and the full text of the Incremental Amendment, which is attached hereto as Exhibit 10.1, are incorporated by reference into this Item 2.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit Number Description

10.1
Incremental Facility Amendment dated as of October 15, 2020 by and among Graphic Packaging International, LLC, the guarantors party thereto, COBANK, ACB as the Incremental Term A-2 Facility Lead Arranger and Lender and Bank of America, N.A., as Administrative Agent.

99.1	Press release dated October 20, 2020 reporting third quarter 2020 results

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY
(Registrant)

Date: October 20, 2020	By: /s/ Lauren S. Tashma
Lauren S. Tashma
Executive Vice President, General Counsel and Secretary